NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED FEBRUARY 27, 2013

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2013

Effective April 1, 2013, the maximum sales charge (load) imposed on Class A share purchases (as a percentage of offering price) will be reduced from 4.75% to 3.00%.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-SFRIS-0213P